Exhibit 1.01

International Game Technology PLC
Conflict Minerals Report
For the Year Ended December 31, 2019

This Conflict Minerals Report (this “Report”) for the year ended December 31, 2019 of International Game Technology PLC (the “Company”), a public limited company organized under the laws of England and Wales, is presented to comply with Rule 13p-1 (the “Rule”) under the Securities Exchange Act of 1934, as amended (“Exchange Act”).

Unless otherwise indicated or the context otherwise requires, as used in this report, the terms “we,” us,” and “our” refer to International Game Technology PLC and its subsidiaries.

As used in this Report:

•
“Conflict Minerals” means columbite-tantalite (coltan), cassiterite, wolframite, or their derivatives (which are limited to tantalum, tin, and tungsten), and gold, that are necessary to the functionality or production of a product;

•	“Covered Countries” means the Democratic Republic of the Congo (“DRC”) and adjoining countries;

•
“Covered Products” means our manufactured land-based machine products (including, but not limited to, slot machines, video poker machines, video lottery terminals, electronic or video bingo machines, lottery terminals, instant ticket vending machines, and ticket scanners);

•	“CFSP-Compliant Smelters” means that the smelter/refinery is registered with CFSP and their sourcing of 3TG is compliant with CFSP assessment protocols; and

•	“Reporting Period” means the year ended December 31, 2019.

Pursuant to the Rule, and as further described below, we undertook due diligence measures on the source and chain of custody of Conflict Minerals contained in Covered Products that we had reason to believe may have originated from the Covered Countries and may not have come from recycled or scrap sources.

SEC Final Rule on Conflict Minerals

The Rule was adopted by the Securities and Exchange Commission (“SEC”) to implement reporting and disclosure requirements related to “conflict minerals” as directed by Section 1502 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010.  The Rule imposes certain reporting obligations on SEC registrants whose products contain Conflict Minerals, excepting Conflict Minerals that, prior to January 31, 2013, were located “outside of the supply chain” (as defined in the Rule). For products that contain Conflict Minerals, the registrant must conduct in good faith a reasonable country of origin inquiry designed to determine whether any of the Conflict Minerals originated in any of the Covered Countries.  If, based on such inquiry, the registrant knows or has reason to believe that any of the Conflict Minerals contained in its products originated or may have originated in a Covered Country and knows or has reason to believe that those Conflict Minerals may not be solely from recycled or scrap sources, the registrant must conduct due diligence on the source and chain of custody of those minerals.

1.              Company and Product Overview

We are a global gaming company that delivers entertaining and responsible gaming experiences for players across all channels and regulated segments, from gaming machines and lotteries to sports betting and digital. We have a well-established local presence and relationships with governments and regulators in more than 100 countries around the world. We operate and provide an integrated portfolio of innovative gaming technology products and services, including: lottery management services, online and instant lottery systems, gaming systems, instant ticket printing, electronic gaming machines, sports betting, digital gaming, and commercial services. The Company is headquartered in London, with principal operating facilities located in Providence, Rhode Island; Las Vegas, Nevada; and Rome, Italy.

Based upon our internal assessment, the Rule applies to materials used in the Covered Products.  Hardware purchased for installation with our systems technology products is not manufactured or contracted for manufacture by us; consequently, the policies and procedures described in this Report have not been applied to our systems technology products.

We recognize that the use of Conflict Minerals is necessary in the production of the Covered Products. We seek to ensure that any Conflict Minerals within the manufacturing process for our Covered Products that originate from the Covered Countries are CFSP-Compliant. In furtherance of the foregoing, we have implemented policies and procedures to comply with the Rule requirements, including a Conflict Minerals Policy.

2.              Conflict Minerals Diligence Program and Due Diligence Process

The due diligence program we use to identify and trace the Conflict Minerals in our supply chain for Covered Products is based on procedures and tools provided by the Electronic Industry Citizenship Coalition (“EICC”), the Global e-Sustainability Initiative (“GeSI”) and the Organization for Economic Cooperation and Development (“OECD”).  For the Reporting Period, we requested that suppliers whose products contain Conflict Minerals submit information to us using the Conflict Minerals Reporting Template (version 5.11) (the “Template”) of the Responsible Minerals Initiative (“RMI”), which was founded by members of the EICC and GeSI.  The Template is a standardized reporting template developed by the RMI that facilitates the transfer of information through the supply chain regarding mineral country of origin and smelters and refiners being utilized.  The Template was developed to facilitate disclosure and communication of information regarding smelters that provide minerals to a company’s supply chain.  It includes questions regarding a company’s CFSP-Compliant policy and engagement with its direct suppliers as well as a listing of the smelters used by the supplier and its sub-suppliers. In addition, the Template contains questions regarding the origin of Conflict Minerals included in suppliers’ products as well as supplier due diligence.  We request that our suppliers adopt a conflict minerals policy to reasonably assure that the Conflict Minerals in the products they manufacture are compliant (“CFSP-Compliant”) with the Conflict-Free Smelter Program (“CFSP”) assessment protocols set by the Responsible Minerals Initiative (“RMI”). We request suppliers to set forth in their policies their responsibility for establishing a due diligence program to ensure CFSP-Compliant supply chains, and suppliers are requested to report their due diligence efforts to us.  We review responses and maintain records of our due diligence activities as well as responses.  We expect suppliers to take similar measures with their suppliers to ensure alignment throughout the supply chain.

We request confirmation from suppliers that they have adopted a conflict minerals policy and are in compliance with such policy in all material respects.  We retain the right to use alternate suppliers in the event a supplier is unwilling or unable to comply with our requests. We also request that our suppliers report their due diligence efforts to us for identifying the supply chain of Conflict Minerals within their process as well as their findings. We may conduct audits of certain suppliers to ensure consistency with our policies and supplier requirements.

Our due diligence process defines steps and review processes deemed necessary for us to comply with the Rule. Our due diligence policies, procedures and processes have been developed with consideration of the second edition of the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (“OECD Guidance”) and the related supplements for Conflict Minerals.  Specific procedures include defining suppliers that are affected by Conflict Minerals, identifying risks, communicating supplier responsibilities, utilizing a cross-functional team, collecting necessary information, and maintaining records of activity, responses and conclusions.

Suppliers are responsible for reporting due diligence efforts by completing and submitting the Template and a conflict minerals policy to us. In connection with the foregoing, our cross-functional team undertakes the following activities:

•	identifies which suppliers provide products to us containing Conflict Minerals;

•	distributes a Conflict Minerals letter with an environmental policy and a link to the RMI form to all suppliers determined to be in scope;

•	tracks which suppliers have responded and retains the suppliers’ completed Template and policies;

•	reviews responses and conducts further diligence if warranted;

•
maintains smelter information from suppliers and checks smelter identifications against the Compliant Smelter & Refiners list (at www.conflictfreesourcing.org) and the Smelter Reference list of the current RMI Conflict Minerals Reporting Template; and

•	reports to senior management annually with respect to the due diligence process and compliance obligations.

3.              Description of Due Diligence Measures Performed

Below is a description of the measures we performed for the Reporting Period to exercise due diligence on the source and chain of custody of Conflict Minerals contained in the Covered Products that we had reason to believe may have originated from the Covered Countries and may not have come from recycled or scrap sources.

To identify relevant suppliers subject to due diligence, we reviewed 582 suppliers in which over 95% of production of the Covered Products occurs. Starting with 582 suppliers, we removed suppliers from whom we did not purchase materials for the Covered Products during the Reporting Period. Suppliers were determined to be out of scope if the materials purchased from them either did not contain Conflict Minerals or were not included in any of the Covered Products. If any uncertainty remained as to potential inclusion of any Conflict Minerals contained in materials purchased from a supplier for the Covered Products, the supplier was considered in scope. As a result of this analysis, we identified 43 suppliers who provided over 95% of our 2019 annual spend to be in scope and subject to further due diligence.

We surveyed the 43 in-scope suppliers using the Template, requesting that each submit information requested by the Template and a Conflict Minerals policy. We continued to follow up with the in-scope suppliers through follow-up requests until May 1, 2020. We received responses from suppliers accounting for approximately 95.22% of the aggregate amount we spent in 2019 on direct material purchases. As a result of this process, we received responses from 42 suppliers. The responses included 42 EICC/GeSI declarations and 23 Conflict Minerals policies.  40 suppliers provided smelter documentation. Among the suppliers providing smelter documentation, 772 smelters were identified, of which 329 have been verified by CFSI as CFSP-Compliant smelters. The remaining 443 smelters identified are not currently verified as CFSP-Compliant by RMI. Please refer to Appendix A for additional information regarding smelter names, country location, and mineral.

We do not have a direct relationship with smelters and refiners, nor do we perform direct audits of these entities that provide us with Conflict Minerals through our supply chain. We rely upon our direct suppliers (and their suppliers) as well as industry efforts, such as EICC and CFSI, to influence smelters and refineries to become certified through the CFSP.

4.              Reasonable Country of Origin Inquiry (“RCOI”)

We analyzed our products and found that Conflict Minerals can be found in the Covered Products. Therefore, the Covered Products are subject to the reporting obligations of the Rule and are covered by this Report. Hardware purchased for installation with our systems technology products is not manufactured or contracted for manufacture by us and consequently such products are not subject to the Rule or covered by this Report.

In connection with the RCOI, we determined that it may take time for some of our suppliers to verify the origin of Conflict Minerals they supply directly or indirectly to us for use in our products as some of the supplier’s source material from many sub-suppliers. Further, as part of the RCOI process, we adopted the RMI industry approach and traced back the origin of Conflict Minerals by identifying smelters, refineries or recyclers and scrap supplier sources. We used the RMI and its CFSP to trace the mine of origin of the Conflict Minerals to its original source. The CFSP audits smelters and refineries to ensure that all certified smelters and refineries only use ores that are DRC conflict free.

The results of our RCOI are set forth in Appendix A. The suppliers that provided smelter documentation to us indicated that, with three exceptions, the Conflict Minerals supplied to them did not originate from any smelters located in any of the Covered Countries. One supplier indicated that tantalum was supplied to them from Phoenix Metals Ltd. located in Rwanda, which is a Covered Country. Eight suppliers indicated that gold was supplied to them from Universal Precious Metals Refinery located in Zambia, which is a Covered Country. Eight suppliers indicated that gold was supplied to them from African Gold Refinery located in Uganda, which is a Covered /Country. One of these three supplier smelters, Phoenix Metals Ltd. located in Rwanda, is not currently verified as CFSP-Compliant by RMI; the other two noted above are. This supplier did not confirm whether any of the tantalum supplied to them from Phoenix Metals Ltd. was supplied to us during the Reporting Period. Tantalum is included in most of our Covered Products and is sourced from multiple suppliers. We are unable to trace, without unreasonable effort, which of the Covered Products included tantalum from these suppliers during the Reporting Period.

Appendix A

Metal	Smelter Name	Smelter Country

Gold	L'Orfebre S.A.	ANDORRA
Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA
Gold	Morris and Watson Gold Coast	AUSTRALIA
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM
Gold	Tony Goetz NV	BELGIUM
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL
Gold	Umicore Brasil Ltda.	BRAZIL
Gold	Marsam Metals	BRAZIL
Gold	CCR Refinery - Glencore Canada Corporation	CANADA
Gold	Asahi Refining Canada Ltd.	CANADA
Gold	Royal Canadian Mint	CANADA
Gold	ScotiaMocatta, The Bank of Nova Scotia	CANADA
Gold	Strain DS Force Shop	CANADA
Gold	Planta Recuperadora de Metales SpA	CHILE
Gold	Codelco	CHILE
Gold	Yunnan Copper Industry Co., Ltd.	CHINA
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA
Gold	Refinery of Seemine Gold Co., Ltd.	CHINA
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Gold	Heraeus Metals Hong Kong Ltd.	CHINA
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CHINA
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA
Gold	Jiangxi Copper Co., Ltd.	CHINA
Gold	Lingbao Gold Co., Ltd.	CHINA
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA
Gold	Guangdong Jinding Gold Limited	CHINA
Gold	Shandong Humon Smelting Co., Ltd.	CHINA
Gold	Acade Noble Metal (Zhao Yuan) Corporation	CHINA

Gold	Changzhou Chemical Research Institute Co. Ltd.	CHINA
Gold	Cheong Hing	CHINA
Gold	China Sino-Platinum Metals Co.,Ltd	CHINA
Gold	China Al	CHINA
Gold	China National Gold Group Corporation	CHINA
Gold	Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	CHINA
Gold	DUOXIN	CHINA
Gold	ECHEMEMI ENTERPRISE CORP.(FUTURES EXCHANGE)	CHINA
Gold	Gansu-based Baiyin Nonferrous Metals Corporation (BNMC)	CHINA
Gold	Gong An Ju	CHINA
Gold	Guangdong MingFa Precious Metal Co.,Ltd	CHINA
Gold	Henan San Men Xia	CHINA
Gold	Henan Sanmenxia Lingbao Jinyuan Mining Co., Ltd.	CHINA
Gold	Henan Zhongyuan Gold Melter	CHINA
Gold	Heraeus Technology Center	CHINA
Gold	Heraeus Zhaoyuan Precious Metal Materials Co.,Ltd.	CHINA
Gold	Jia Lung Corp	CHINA
Gold	Jin Dong Heng	CHINA
Gold	Jin Jinyin refining company limited	CHINA
Gold	JinBao Electronic Co.,Ltd.	CHINA
Gold	Jinfeng Gold Mine Smelter	CHINA
Gold	Jinlong Copper Co., Ltd.	CHINA
Gold	Kanfort Industrial (Yantai) Co. Ltd.	CHINA
Gold	Kee Shing	CHINA
Gold	Kunshan Jinli Chemical Industry Reagents Co.,Ltd.	CHINA
Gold	LMBA	CHINA
Gold	Mitsui & Co. Precious Metals Inc. Hong Kong Branch	CHINA
Gold	Sanmenxia Hang Seng Science and Technology, R&D Co., LTD	CHINA
Gold	Sen Silver	CHINA
Gold	Shandong Zhaoyuan Gold Argentine Refining Company Limited	CHINA
Gold	Shang Hai Gold Exchange	CHINA
Gold	Shangdong Zhaojin Group	CHINA
Gold	Shangdong Zhaoyuanzhaojin Company	CHINA
Gold	Shanghai Gold Exchange (SGE)	CHINA
Gold	Shen Zhen Thousand Island Ltd.	CHINA
Gold	Shenzhen Fujun Material Technology Co.,Ltd	CHINA
Gold	Shenzhen Heng Zhong Industry Co.,Ltd.	CHINA
Gold	SHENZHEN TIANCHENG CHEMICAL CO LTD	CHINA
Gold	Shenzhen Urban Public Bureau of China	CHINA
Gold	SKE (China): Shanghai Kyocera Electronics CO. LTD.	CHINA
Gold	Soochow University	CHINA
Gold	Suzhou Xingrui Noble	CHINA
Gold	TAIZHOU CHANGSANJIAO CO.,LTD	CHINA
Gold	Wuxi Middle Treasures Materials	CHINA
Gold	Yantai Zhaojin Kanfort Precious Metals Co., Ltd.	CHINA
Gold	YANTAI ZHAOJIN LAI FUK PRCIOUS METALS,LTD	CHINA
Gold	Yantai Zhaojin Lai Fuk Precious Metals Co., Ltd	CHINA
Gold	Zhaojin, Zhaoyuan, Shandong	CHINA
Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA

Gold	Zhongshan Public Security Bureau, Guangdong Province ,China	CHINA
Gold	C.I Metales Procesados Industriales SAS	COLOMBIA
Gold	SAFINA A.S.	CZECH REPUBLIC
Gold	SAAMP	FRANCE
Gold	LINXENS	FRANCE
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Gold	Aurubis AG	GERMANY
Gold	C. Hafner GmbH + Co. KG	GERMANY
Gold	DODUCO Contacts and Refining GmbH	GERMANY
Gold	Heimerle + Meule GmbH	GERMANY
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Gold	SAXONIA Edelmetalle GmbH	GERMANY
Gold	WIELAND Edelmetalle GmbH	GERMANY
Gold	Degussa Sonne / Mond Goldhandel GmbH	GERMANY
Gold	ESG Edelmetallservice GmbH & Co. KG	GERMANY
Gold	Rohm & Haas Elec. Mat'ls	GERMANY
Gold	Umicore Galvanotechnik GmbH	GERMANY
Gold	Bauer Walser AG	GERMANY
Gold	Mitsui Bassan Precision Metals	HONG KONG
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA
Gold	GCC Gujrat Gold Centre Pvt. Ltd.	INDIA
Gold	Sai Refinery	INDIA
Gold	Bangalore Refinery	INDIA
Gold	CGR Metalloys Pvt Ltd.	INDIA
Gold	Sovereign Metals	INDIA
Gold	The Hutti Gold Company	INDIA
Gold	The HUTTI Gold Mines CO., LTD	INDIA
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA
Gold	Chimet S.p.A.	ITALY
Gold	T.C.A S.p.A	ITALY
Gold	8853 S.p.A.	ITALY
Gold	Italpreziosi	ITALY
Gold	Safimet S.p.A	ITALY
Gold	Faggi Enrico S.p.A.	ITALY
Gold	Aida Chemical Industries Co., Ltd.	JAPAN
Gold	Asahi Pretec Corp.	JAPAN
Gold	Asaka Riken Co., Ltd.	JAPAN
Gold	Chugai Mining	JAPAN
Gold	Dowa	JAPAN
Gold	Eco-System Recycling Co., Ltd.	JAPAN
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN
Gold	Japan Mint	JAPAN
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Gold	Kojima Chemicals Co., Ltd.	JAPAN
Gold	Matsuda Sangyo Co., Ltd.	JAPAN
Gold	Mitsubishi Materials Corporation	JAPAN
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Gold	Nihon Material Co., Ltd.	JAPAN
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN

Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Gold	Tokuriki Honten Co., Ltd.	JAPAN
Gold	Yamakin Co., Ltd.	JAPAN
Gold	Yokohama Metal Co., Ltd.	JAPAN
Gold	Harima Smelter	JAPAN
Gold	Japan Pure Chemical	JAPAN
Gold	KYOCERA	JAPAN
Gold	Mitsui & Co Precious Metals Inc	JAPAN
Gold	N.E.Chemcat Corporation	JAPAN
Gold	Nippon Micrometal Corporation	JAPAN
Gold	Nippon Mining & Mtetals	JAPAN
Gold	Senju Metal Industry Co Ltd	JAPAN
Gold	SHINKO ELECTRIC INDUSTRIES CO., LTD.	JAPAN
Gold	Tanaka Denshi Kogyo K.K	JAPAN
Gold	Tanaka Holdings Co.Ltd.	JAPAN
Gold	Tokuriki Tokyo Melters Assayers	JAPAN
Gold	Eco-System Recycling Co., Ltd.	JAPAN
Gold	Eco-System Recycling Co., Ltd.	JAPAN
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN
Gold	Kazzinc	KAZAKHSTAN
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN
Gold	Aktyubinsk Copper Company TOO	KAZAKHSTAN
Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF
Gold	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF
Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF
Gold	HeeSung Metal Ltd.	KOREA, REPUBLIC OF
Gold	HwaSeong CJ CO., LTD.	KOREA, REPUBLIC OF
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF
Gold	Samwon Metals Corp.	KOREA, REPUBLIC OF
Gold	Torecom	KOREA, REPUBLIC OF
Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF
Gold	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF
Gold	NH Recytech Company	KOREA, REPUBLIC OF
Gold	DS PRETECH Co., Ltd.	KOREA, REPUBLIC OF
Gold	DaeryongENC	KOREA, REPUBLIC OF
Gold	Korea Metal Co., Ltd.	KOREA, REPUBLIC OF
Gold	LG-Nikko	KOREA, REPUBLIC OF
Gold	LS Nikko -	KOREA, REPUBLIC OF
Gold	MK electron	KOREA, REPUBLIC OF
Gold	Sewon Korea	KOREA, REPUBLIC OF
Gold	Yoo Chang Metal Inc.	KOREA, REPUBLIC OF
Gold	Korea Metal Co. Ltd	KOREA, REPUBLIC OF
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN
Gold	State Research Institute Center for Physical Sciences and Technology	LITHUANIA
Gold	Modeltech Sdn Bhd	MALAYSIA
Gold	Caridad	MEXICO
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO
Gold	REMONDIS PMR B.V.	NETHERLANDS

Gold	Schone Edelmetaal B.V.	NETHERLANDS
Gold	SEMPSA Joyería Platería SA	NETHERLANDS
Gold	Morris and Watson	NEW ZEALAND
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Gold	KGHM Polska Miedz Spolka Akcyjna	POLAND
Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
Gold	JSC Uralelectromed	RUSSIAN FEDERATION
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Gold	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION
Gold	OJSC Kolyma Refinery	RUSSIAN FEDERATION
Gold	L'azurde Company For Jewelry	SAUDI ARABIA
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE
Gold	SHANDONG GOLD MINING CO.,LTD.	SINGAPORE
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Gold	AU Traders and Refiners	SOUTH AFRICA
Gold	Harmony Gold Refinery	SOUTH AFRICA
Gold	Standard Bank	SOUTH AFRICA
Gold	SEMPSA Joyeria Plateria S.A.	SPAIN
Gold	Sudan Gold Refinery	SUDAN
Gold	Boliden AB	SWEDEN
Gold	Argor-Heraeus S.A.	SWITZERLAND
Gold	Cendres + Metaux S.A.	SWITZERLAND
Gold	Metalor Technologies S.A.	SWITZERLAND
Gold	PAMP S.A.	SWITZERLAND
Gold	PX Precinox S.A.	SWITZERLAND
Gold	Valcambi S.A.	SWITZERLAND
Gold	UBS AG	SWITZERLAND
Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA
Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	Hon Shen Co. Ltd	TAIWAN, PROVINCE OF CHINA
Gold	HonHai Precision Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	Jie sheng	TAIWAN, PROVINCE OF CHINA
Gold	Umicore Precious Metals Thailand	THAILAND
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Gold	Istanbul Gold Refinery	TURKEY
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY
Gold	African Gold Refinery	UGANDA
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES
Gold	International Precious Metal Refiners	UNITED ARAB EMIRATES
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES
Gold	Fujairah Gold FZC	UNITED ARAB EMIRATES
Gold	Dijllah Gold Refinery FZC	UNITED ARAB EMIRATES
Gold	ARY Aurum Plus (private, 100%)	UNITED ARAB EMIRATES
Gold	LONDON BULLION MARKET ASSOCIATION	UNITED KINGDOM

Gold	Heraeus Precious Metals, Inc, Newark New Jersey, USA	UNITED STATES
Gold	W.C. Heraeus GmbH	UNITED STATES
Gold	Elemetal Refining, LLC	UNITED STATES
Gold	So Accurate Group, Inc.	UNITED STATES
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA
Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA
Gold	Materion	UNITED STATES OF AMERICA
Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA
Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA
Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA
Gold	Geib Refining Corporation	UNITED STATES OF AMERICA
Gold	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA
Gold	Pease & Curren	UNITED STATES OF AMERICA
Gold	QG Refining, LLC	UNITED STATES OF AMERICA
Gold	Colt Refining	UNITED STATES OF AMERICA
Gold	Elemental Refining, LLC	UNITED STATES OF AMERICA
Gold	JM USA	UNITED STATES OF AMERICA
Gold	LITTELFUSE	UNITED STATES OF AMERICA
Gold	ORIGIN COMPANIES	UNITED STATES OF AMERICA
Gold	Republic Metals Corporation	UNITED STATES OF AMERICA
Gold	So Accurate Refining Services	UNITED STATES OF AMERICA
Gold	UYEMURA	UNITED STATES OF AMERICA
Gold	Materion	UNITED STATES OF AMERICA
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Gold	Universal Precious Metals Refining Zambia	ZAMBIA
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE
Tantalum	Plansee	AUSTRIA
Tantalum	Plansee SE Liezen	AUSTRIA
Tantalum	Plansee SE Routte	AUSTRIA
Tantalum	Plansee	AUSTRIA
Tantalum	Plansee SE Reutte	AUSTRIA
Tantalum	LSM Brasil S.A.	BRAZIL
Tantalum	Mineracao Taboca S.A.	BRAZIL
Tantalum	Resind Industria e Comercio Ltda.	BRAZIL
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA
Tantalum	F&X Electro-Materials Ltd.	CHINA
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tantalum	RFH Tantalum Smeltery Co., Ltd./Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
Tantalum	FIR Metals & Resource Ltd.	CHINA
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA

Tantalum	Jiangxi Tuohong New Raw Material	CHINA
Tantalum	Jiujiang Janny New Material Co., Ltd.	CHINA
Tantalum	China Shenzhen Morgan Sputtering Targets & Technology Co., Ltd.	CHINA
Tantalum	Duoluoshan	CHINA
Tantalum	Fujian Nanping	CHINA
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA
Tantalum	Jiangxi Yichun	CHINA
Tantalum	Jiujiang Janny New Material Co., Ltd.	CHINA
Tantalum	Nantong Tongjie Electrical Co., Ltd.	CHINA
Tantalum	Shanghai Jiangxi Metals Co. Ltd	CHINA
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA
Tantalum	King-Tan Tantalum Industry Ltd.	CHINA
Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.	CHINA
Tantalum	Zhuzhou Cement Carbide	CHINA
Tantalum	NPM Silmet AS	ESTONIA
Tantalum	Ethiopian Minerals Development Share Company	ETHIOPIA
Tantalum	H.C. Starck Tantalum and Niobium GmbH	GERMANY
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY
Tantalum	H.C. Starck Smelting GmbH & Co. KG	GERMANY
Tantalum	H.C. Starck GmbH Laufenburg	GERMANY
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA
Tantalum	Asaka Riken Co., Ltd.	JAPAN
Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Tantalum	Taki Chemical Co., Ltd.	JAPAN
Tantalum	H.C. Starck Ltd.	JAPAN
Tantalum	Global Advanced Metals Aizu	JAPAN
Tantalum	Metal Do	JAPAN
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN
Tantalum	Power Resources Ltd.	MACEDONIA, THE FORMER YUGOSLAV REPUBLIC OF
Tantalum	KEMET Blue Metals	MEXICO
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Tantalum	Phoenix Metal Ltd	RWANDA
Tantalum	Tantalite Resources	SOUTH AFRICA
Tantalum	H.C. Starck Co., Ltd.	THAILAND
Tantalum	NTET, Thailand	THAILAND
Tantalum	CIF	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tantalum	Cabot	UNITED STATES
Tantalum	Exotech Inc.	UNITED STATES OF AMERICA
Tantalum	QuantumClean	UNITED STATES OF AMERICA
Tantalum	Telex Metals	UNITED STATES OF AMERICA
Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA
Tantalum	H.C. Starck Inc.	UNITED STATES OF AMERICA
Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA
Tantalum	KEMET Blue Powder	UNITED STATES OF AMERICA
Tantalum	CP Metals Inc.	UNITED STATES OF AMERICA
Tantalum	Gannon & Scott	UNITED STATES OF AMERICA
Tantalum	KEMET Blue Powder	UNITED STATES OF AMERICA

Tantalum	Hi-Temp Specialty Metals, Inc.	UNITED STATES OF AMERICA
Tantalum	Tranzact, Inc.	UNITED STATES OF AMERICA
Tantalum	Duoluoshan Sapphire Rare Metal Co. Ltd.	CHINA
Tin	Eximetal S.A.	ARGENTINA
Tin	Ausmelt Limited	AUSTRALIA
Tin	Western Australian Mint trading as The Perth Mint	AUSTRALIA
Tin	Metallo Belgium N.V.	BELGIUM
Tin	Jean Goldschmidt International	BELGIUM
Tin	Umicore Haboken	BELGIUM
Tin	Metallo Chimique	BELGIUM
Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Operaciones Metalurgicas S.A.	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Complejo Metalurgico Vinto S.A.	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Estanho de Rondonia S.A.	BRAZIL
Tin	Mineracao Taboca S.A.	BRAZIL
Tin	Soft Metais Ltda.	BRAZIL
Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL
Tin	Melt Metais e Ligas S.A.	BRAZIL
Tin	Resind Industria e Comercio Ltda.	BRAZIL
Tin	Super Ligas	BRAZIL
Tin	CFC Cooperativa dos Fundidores de Cassiterita da Amazônia Ltda.	BRAZIL
Tin	Cooperative Metalurgica de Rondonia Ltda.	BRAZIL
Tin	COOPERMETAL - Cooperative Metalurgica de Rondonia Ltda.	BRAZIL
Tin	IBF IND Brasileira de Ferroligas Ltda	BRAZIL
Tin	Taboca/Paranapanema	BRAZIL
Tin	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL
Tin	Cooper Santa	BRAZIL
Tin	AIM	CANADA
Tin	Full armor Industries (shares) Ltd.	CANADA
Tin	Pure Technology	CANADA
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA
Tin	China Tin Group Co., Ltd.	CHINA
Tin	Jiangxi New Nanshan Technology Ltd.	CHINA
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
Tin	Yunnan Tin Company Limited	CHINA
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA
Tin	Gejiu Fengming Metallurgy Chemical Plant	CHINA
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	CHINA
Tin	Ma'anshan Weitai Tin Co., Ltd.	CHINA
Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	CHINA

Tin	AcademyPreciousMetals(China)Co.,Ltd	CHINA
Tin	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	CHINA
Tin	Aoki Loboratories Ltd.	CHINA
Tin	Asahi Solder Technology (Wuxi) Co., Ltd.	CHINA
Tin	Beijing Oriental Guide Welding Materials Co., Ltd.	CHINA
Tin	China Hongqiao	CHINA
Tin	China Huaxi Group Nandan	CHINA
Tin	China Minmetals	CHINA
Tin	China Tin Smelter Co. Ltd.	CHINA
Tin	CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Tin	GANZHOU LIANSHENG	CHINA
Tin	Ge Jiu Trading Company	CHINA
Tin	Gejiu Jinye Mineral Company	CHINA
Tin	Gejiu Yunxi Group Corp.	CHINA
Tin	Guangzhou Special Copper & Electronics material Co.,LTD	CHINA
Tin	Huaxi Guangxi Group	CHINA
Tin	Hunan Xianghualing tin	CHINA
Tin	IMLI Technologies	CHINA
Tin	Increasingly and Chemical Co. (Suzhou) Ltd.	CHINA
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA
Tin	Jin Tian	CHINA
Tin	Jin Zhou	CHINA
Tin	JU TAI INDUSTRIAL CO.,LTD.	CHINA
Tin	Kai Union Industry and Trade Co., Ltd. (China)	CHINA
Tin	Kewei Tin Co.,ltd	CHINA
Tin	Kuan Shuo Ind. Co., Ltd.	CHINA
Tin	Lai'bin China Tin Smelting Ltd.	CHINA
Tin	Laibin Huaxi Smelting Co., Ltd	CHINA
Tin	Levitra can, Shenzhen Electronic Technology Co., Ltd.	CHINA
Tin	Lingbao Jinyuan Tonghu	CHINA
Tin	Ma On Shunguang Smelting Plant	CHINA
Tin	Meng neng	CHINA
Tin	Ming Li Jia smelt Metal Factory	CHINA
Tin	Multiple Xin precision metal electroplating factory	CHINA
Tin	Nancang Metal Material Co.,Ltd	CHINA
Tin	Ningbo Jintian copper (Group ) Company Limited	CHINA
Tin	PGMA	CHINA
Tin	Pro Wu Xianggui Mining Co., Ltd.	CHINA
Tin	QianDao Co. ,ltd	CHINA
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA
Tin	Shanghai Sinyang Semiconductor Materials	CHINA
Tin	ShangHai YueQiang Metal Products Co., LTD	CHINA
Tin	SHENZHEN CHEMICALS & LIGHT INDUSTRY CO.,LTD.	CHINA
Tin	Shenzhen keaixin Technology	CHINA
Tin	Shenzhen new jin spring solder products Co., LTD	CHINA
Tin	Shenzhen Yi Cheng Industrial	CHINA
Tin	Snow up to the city of suzhou chemical CO.,LTD.	CHINA
Tin	Suzhou Co. Ltd.	CHINA
Tin	Taicang City Nancang Metal Meterial Co.,Ltd	CHINA

Tin	Talcang City Nankang Metal Materila Co., Ltd	CHINA
Tin	TIANSHUI LONGBO BUSINESS &TRADE CO.,LTD.	CHINA
Tin	Tim Plating Gejiu	CHINA
Tin	TIMAH	CHINA
Tin	Tong Ding Metal Company. Ltd.	CHINA
Tin	Univertical International (Suzhou) Co., Ltd	CHINA
Tin	Wind Yunnan Nonferrous Metals Co., Ltd.	CHINA
Tin	Wu Xi Shi Yi Zheng Ji Xie She Bei Company	CHINA
Tin	Wuxi Lantronic Electronic Co Ltd	CHINA
Tin	Wuxi Yunxi	CHINA
Tin	Xia Yi Metal Industries (shares) Ltd.	CHINA
Tin	Yantai ZhaoJin Kasfort Precious Incorporated Company	CHINA
Tin	Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA
Tin	YTMM	CHINA
Tin	Yun Xi	CHINA
Tin	Yun Xi Group	CHINA
Tin	Yun'an Dian'xi Tin Mine	CHINA
Tin	Yunnan Metallurgical Group Co., Ltd.	CHINA
Tin	Yunnan, China Rare Metal Materials Company	CHINA
Tin	YUNXIN Colored Electrolysis Company Limited	CHINA
Tin	Zhangzhou Macro Real Non-Ferrous Metals	CHINA
Tin	Zhangzhou Xiangcheng Hongyu Building Co., Ltd.	CHINA
Tin	ZHEJIANG HUANGYAN XINQIAN ELECTRICAL EQUIPMENT FITTINGS FACTORY	CHINA
Tin	ZhongShi	CHINA
Tin	Zhuhai Quanjia	CHINA
Tin	Zi Jin Copper	CHINA
Tin	Zuhai Horyison Solder Co.,Ltd.	CHINA
Tin	Linwu Xianggui Smelter Co	CHINA
Tin	China Metal Co., Ltd	CHINA
Tin	Guangxi Pinggui PGMA Co. Ltd.	CHINA
Tin	KOVOHUTĚ PŘÍBRAM NÁSTUPNICKÁ, A.S.	CZECH REPUBLIC
Tin	Balver Zinn	GERMANY
Tin	Dr.-Ing. Max Schloetter GmbH & Co. KG	GERMANY
Tin	Feinhütte Halsbrücke GmbH	GERMANY
Tin	Rohm & Hass	GERMANY
Tin	WC Heraeus Hanau	GERMANY
Tin	Westmetall GmbH & Co. KG	GERMANY
Tin	Yuntinic Chemical GmbH	GERMANY
Tin	Precious Minerals and Smelting Limited	INDIA
Tin	CV Gita Pesona	INDONESIA
Tin	PT Aries Kencana Sejahtera	INDONESIA
Tin	PT Premium Tin Indonesia	INDONESIA
Tin	CV United Smelting	INDONESIA
Tin	PT Artha Cipta Langgeng	INDONESIA
Tin	PT Babel Inti Perkasa	INDONESIA
Tin	PT Babel Surya Alam Lestari	INDONESIA
Tin	PT Bangka Tin Industry	INDONESIA
Tin	PT Belitung Industri Sejahtera	INDONESIA

Tin	PT Bukit Timah	INDONESIA
Tin	PT DS Jaya Abadi	INDONESIA
Tin	PT Karimun Mining	INDONESIA
Tin	PT Mitra Stania Prima	INDONESIA
Tin	PT Panca Mega Persada	INDONESIA
Tin	PT Prima Timah Utama	INDONESIA
Tin	PT Refined Bangka Tin	INDONESIA
Tin	PT Sariwiguna Binasentosa	INDONESIA
Tin	PT Stanindo Inti Perkasa	INDONESIA
Tin	PT Sumber Jaya Indah	INDONESIA
Tin	PT Timah Tbk Kundur	INDONESIA
Tin	PT Timah Tbk Mentok	INDONESIA
Tin	PT Tinindo Inter Nusa	INDONESIA
Tin	PT Tommy Utama	INDONESIA
Tin	CV Venus Inti Perkasa	INDONESIA
Tin	PT Tirus Putra Mandiri	INDONESIA
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA
Tin	PT Inti Stania Prima	INDONESIA
Tin	CV Ayi Jaya	INDONESIA
Tin	CV Dua Sekawan	INDONESIA
Tin	PT Rajehan Ariq	INDONESIA
Tin	PT Bangka Prima Tin	INDONESIA
Tin	PT Sukses Inti Makmur	INDONESIA
Tin	PT Kijang Jaya Mandiri	INDONESIA
Tin	PT Menara Cipta Mulia	INDONESIA
Tin	PT Bangka Serumpun	INDONESIA
Tin	PT Rajawali Rimba Perkasa	INDONESIA
Tin	Amalgamated Metals Corporation, Ketabang	INDONESIA
Tin	Amalgament	INDONESIA
Tin	BML	INDONESIA
Tin	Bonoka.Beliting INDONESIA	INDONESIA
Tin	CV DS Jaya Abadi	INDONESIA
Tin	CV Duta Putra Bangka	INDONESIA
Tin	CV JusTindo	INDONESIA
Tin	CV Makmur Jaya	INDONESIA
Tin	Indonesia (Bangka)	INDONESIA
Tin	Ketabang	INDONESIA
Tin	KOBA	INDONESIA
Tin	PT Alam Lestari Kencana	INDONESIA
Tin	PT Aneka Tambang (Persero) Tbk	INDONESIA
Tin	PT Eunindo Usaha Mandiri	INDONESIA
Tin	PT HANJAYA PERKASA METALS	INDONESIA
Tin	PT HP Metals Indonesia	INDONESIA
Tin	PT Koba Tin	INDONESIA
Tin	PT Putra Karya	INDONESIA
Tin	PT Supra Sukses Trinusa	INDONESIA
Tin	PT Timah Nusantara	INDONESIA
Tin	PT Wahana Perkit Jaya	INDONESIA
Tin	PT Yinchendo Mining Industry	INDONESIA

Tin	PT. Supra Sukses Trinusa	INDONESIA
Tin	PT.CITRALOGAM	INDONESIA
Tin	Timah Indonesian State Tin Corporation	INDONESIA
Tin	Yunnan Tin Corporation	INDONESIA
Tin	PT Seirama Tin Investment	INDONESIA
Tin	PT O.M. Indonesia	INDONESIA
Tin	PT Lautan Harmonis Sejahtera	INDONESIA
Tin	PT Bangka Kudai Tin	INDONESIA
Tin	PT Bangka Putra Karya	INDONESIA
Tin	PT Bangka Timah Utama Sejahtera	INDONESIA
Tin	PT BilliTin Makmur Lestari	INDONESIA
Tin	PT Fang Di MulTindo	INDONESIA
Tin	PT HP Metals Indonesia	INDONESIA
Tin	PT Pelat Timah Nusantara Tbk	INDONESIA
Tin	PT Donna Kembara Jaya	INDONESIA
Tin	PT Cipta Persada Mulia	INDONESIA
Tin	PT JusTindo	INDONESIA
Tin	Dowa	JAPAN
Tin	Mitsubishi Materials Corporation	JAPAN
Tin	Fuji Metal Mining	JAPAN
Tin	Furukawa Electric	JAPAN
Tin	Hikaru Suites Ltd.	JAPAN
Tin	Hitachi Cable	JAPAN
Tin	ISHIKAWA METAL CO.,LTD.	JAPAN
Tin	Jan Janq	JAPAN
Tin	KOKI JAPAN	JAPAN
Tin	Materials Eco-Refining CO.,LTD	JAPAN
Tin	Matsuo nn da Ltd.	JAPAN
Tin	Matsushima Metal Corporation	JAPAN
Tin	Nihon Genma MFG Co., Ltd.	JAPAN
Tin	Nihon Kagaku Sangyo Co., Ltd	JAPAN
Tin	Nippon Filler Metals Ltd	JAPAN
Tin	Senju Metal Industries Co., Ltd.	JAPAN
Tin	SENJU METAL INDUSTRY CO.,LTD.	JAPAN
Tin	Senjyu Metal Industry Co.,LTD	JAPAN
Tin	Stretti	JAPAN
Tin	Tamura	JAPAN
Tin	TDK	JAPAN
Tin	Tochij	JAPAN
Tin	Dae Change Ind	KOREA, REPUBLIC OF
Tin	Dae Kil	KOREA, REPUBLIC OF
Tin	Daewoo International	KOREA, REPUBLIC OF
Tin	DUKSAN HI-METAL	KOREA, REPUBLIC OF
Tin	Hana-High Metal	KOREA, REPUBLIC OF
Tin	Hanbaek nonferrous metals	KOREA, REPUBLIC OF
Tin	HEESUNG MATERIAL LTD	KOREA, REPUBLIC OF
Tin	Heraeus Oriental Hitec Co., Ltd.	KOREA, REPUBLIC OF
Tin	Hyundai-Steel	KOREA, REPUBLIC OF
Tin	Kihong T&G	KOREA, REPUBLIC OF

Tin	POONGSAN CORPORATION	KOREA, REPUBLIC OF
Tin	Posco	KOREA, REPUBLIC OF
Tin	Samatron	KOREA, REPUBLIC OF
Tin	Samhwa Non-Ferrorus Metal Ind. Co. Ltd.	KOREA, REPUBLIC OF
Tin	TCC steel	KOREA, REPUBLIC OF
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA
Tin	Modeltech Sdn Bhd	MALAYSIA
Tin	Butterworth Smelter	MALAYSIA
Tin	Corporation Berhad (MSC)	MALAYSIA
Tin	NIHON SUPERIOR CO.,LTD	MALAYSIA
Tin	Rahman Hydrulic Tin Sdn Bhd	MALAYSIA
Tin	REDRING SOLDER (M) SDN BHD	MALAYSIA
Tin	Shen Mao Solder (M) Sdn. Bhd.	MALAYSIA
Tin	Sinitron, Shenmao Solder (M) Sdn. Bhd.	MALAYSIA
Tin	SMIC SENJU MALAYSIA	MALAYSIA
Tin	Metahub Industries Sdn. Bhd.	MALAYSIA
Tin	Pongpipat Company Limited	MYANMAR
Tin	Minsur	PERU
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES
Tin	LUPON ENTERPRISE CO., LTD	PHILIPPINES
Tin	Qualitek delta philippines	PHILIPPINES
Tin	Fenix Metals	POLAND
Tin	CSC Pure Technologies	RUSSIAN FEDERATION
Tin	Kupol	RUSSIAN FEDERATION
Tin	Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION
Tin	Chengfeng Metals Co Pte Ltd	SINGAPORE
Tin	Electroloy Metal PTE LTD	SINGAPORE
Tin	Gold Bell Group	SINGAPORE
Tin	Heraeus Materials Singapore Pte, Ltd.	SINGAPORE
Tin	Singapore Asahi Chemical & Solder Industries	SINGAPORE
Tin	Sizer Metals PTE	SINGAPORE
Tin	TENNANT METAL PTY LTD.	SOUTH AFRICA
Tin	Traxys	SOUTH AFRICA
Tin	Metallo Spain S.L.U.	SPAIN
Tin	Elmet S.L.U. (Metallo Group)	SPAIN
Tin	HUA ENG WIRE&CABLE CO.,LTD	TAIWAN
Tin	Shenmao Technology Inc.	TAIWAN
Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA
Tin	High-Tech Co., Ltd. Taiwan	TAIWAN, PROVINCE OF CHINA
Tin	JAU JANQ ENTERPRISE CO., LTD.	TAIWAN, PROVINCE OF CHINA
Tin	SHENMAO TECHNOLOGY INC	TAIWAN, PROVINCE OF CHINA
Tin	SUN SURFACE TECHNOLOGY CO.,LTD	TAIWAN, PROVINCE OF CHINA
Tin	UNIFORCE METAL INDUSTRIAL CORP.	TAIWAN, PROVINCE OF CHINA
Tin	Well-Lin Enterprise Co Ltd	TAIWAN, PROVINCE OF CHINA
Tin	Zong Yang Industrial Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Tin	Thaisarco	THAILAND
Tin	Koki Products Co.,Ltd	THAILAND
Tin	Thai Solder Industry Corp., Ltd.	THAILAND

Tin	Untracore Co.,Ltd.	THAILAND
Tin	Best Metals	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tin	Britannia Refined Metals Ltd.	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tin	H.J.Enthoven & Sons is a division of H.J.Enthoven Ltd	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tin	MCP Metal Specialist Inc.	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tin	MCP Mining & Chemical Products Ltd. UK	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tin	Grant Manufacturing and Alloying	UNITED STATES
Tin	MCP Metal specialties, Inc. Fairfield, Connecticut, USA	UNITED STATES
Tin	Alpha	UNITED STATES OF AMERICA
Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA
Tin	Tin Technology & Refining	UNITED STATES OF AMERICA
Tin	American Iron and Metal	UNITED STATES OF AMERICA
Tin	Ami Bridge Enterprise Co., Ltd.	UNITED STATES OF AMERICA
Tin	Atlantic Metals	UNITED STATES OF AMERICA
Tin	Gibbs Wire & Steel Co	UNITED STATES OF AMERICA
Tin	High-Power Surface Technology	UNITED STATES OF AMERICA
Tin	Millard Wire	UNITED STATES OF AMERICA
Tin	Nathan Trotter & Co INC.	UNITED STATES OF AMERICA
Tin	Samtec	UNITED STATES OF AMERICA
Tin	Technic Inc.	UNITED STATES OF AMERICA
Tin	United States of America Univertical International (Suzhou) Co., Ltd	UNITED STATES OF AMERICA
Tin	Vishay Intertechnology	UNITED STATES OF AMERICA
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM
Tin	Thai Nguyen Mining and Metallurgy Co., Ltd.	VIET NAM
Tin	VQB Mineral and Trading Group JSC	VIET NAM
Tin	An Thai Minerals Co., Ltd.	VIET NAM
Tin	An Thai Minerals Company Limited	VIET NAM
Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA
Tungsten	ACL Metais Eireli	BRAZIL
Tungsten	North American Tungsten	CANADA
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Tungsten	CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA

Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA
Tungsten	Hunan Litian Tungsten Industry Co., Ltd.	CHINA
Tungsten	Fujian Ganmin RareMetal Co., Ltd.	CHINA
Tungsten	Alluter Technology (Shenzhen) Co., Ltd.	CHINA
Tungsten	Beijing Zenith Materials	CHINA
Tungsten	Buffalo Tungsten	CHINA
Tungsten	ChangChun up-optech	CHINA
Tungsten	China Minmetals Corp	CHINA
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CHINA
Tungsten	Degutea	CHINA
Tungsten	Ganxian Shirui New Material Co., Ltd.	CHINA
Tungsten	Ganzhou Hongfei Tungsten & Molybdenum Materials Co., Ltd.	CHINA
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA
Tungsten	Gold and Siver Refining Strokes Ltd.	CHINA
Tungsten	Golden Egret	CHINA
Tungsten	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	CHINA
Tungsten	MSC (wei te)	CHINA
Tungsten	Nanchang Cemented Carbide Limited Liability Company	CHINA
Tungsten	NingHua XingLuoKeng TungSten Mining CO.,LID	CHINA
Tungsten	Sichuan Metals & Materials Imp & Exp Co	CHINA
Tungsten	Sincemat Co, Ltd	CHINA
Tungsten	Sunaga Tungsten	CHINA
Tungsten	Taiyo Nippon Sanso Trading (Shanghai) Co., LTD	CHINA
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Jiangxi Richsea New Materials Co., Ltd.	CHINA
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	CHINA
Tungsten	Zhuzhou Cemented Carbide Group Co Ltd	CHINA
Tungsten	H.C. Starck Tungsten GmbH	GERMANY
Tungsten	H.C. Starck Smelting GmbH & Co. KG	GERMANY
Tungsten	Axis Matireal Limited	GERMANY
Tungsten	A.L.M.T. Corp.	JAPAN
Tungsten	Japan New Metals Co., Ltd.	JAPAN
Tungsten	Central Glass / Japan	JAPAN
Tungsten	Hitachi Ltd.	JAPAN
Tungsten	Izawa Metal Co., Ltd	JAPAN

Tungsten	Jada Electronic limited (JX Nippon Mining&Matel Co., Ltd)	JAPAN
Tungsten	Kanto Denka Kogyo Co., Ltd.	JAPAN
Tungsten	KYORITSU GOKIN CO., LTD.	JAPAN
Tungsten	NIPPON TUNGSTEN CO., LTD.	JAPAN
Tungsten	Saganoseki Smelter & Refinery	JAPAN
Tungsten	Sendi (Japan): Kyocera Corporation	JAPAN
Tungsten	Sumitomo	JAPAN
Tungsten	Sumitomo Metal Mining Co. Ltd.	JAPAN
Tungsten	Tamano Smelter, Hibi Kyodo Smelting Co., Ltd	JAPAN
Tungsten	Tosoh	JAPAN
Tungsten	ULVAC, Inc.	JAPAN
Tungsten	W-Si target	JAPAN
Tungsten	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF
Tungsten	KGETS Co., Ltd.	KOREA, REPUBLIC OF
Tungsten	Taegutec	KOREA, REPUBLIC OF
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES
Tungsten	Nippon Micrometal Cop	PHILIPPINES
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION
Tungsten	Moliren Ltd.	RUSSIAN FEDERATION
Tungsten	JSC "Kirovgrad Hard Alloys Plant"	RUSSIAN FEDERATION
Tungsten	Pobedit, JSC	RUSSIAN FEDERATION
Tungsten	Wolfram Company CJSC	RUSSIAN FEDERATION
Tungsten	COOKSON SEMPSA	SPAIN
Tungsten	Sandvik Material Technology	SWEDEN
Tungsten	Lianyou Metals Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tungsten	Sylham	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA
Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA
Tungsten	Alta Group	UNITED STATES OF AMERICA
Tungsten	Altlantic Metals	UNITED STATES OF AMERICA
Tungsten	Bruweiler Precise Sales Co.	UNITED STATES OF AMERICA
Tungsten	CWB Materials	UNITED STATES OF AMERICA
Tungsten	IES Technical Sales	UNITED STATES OF AMERICA
Tungsten	Meterion Advanced Materials Thin Film Products	UNITED STATES OF AMERICA
Tungsten	Micro 100	UNITED STATES OF AMERICA
Tungsten	Midwest Tungsten Wire Co.	UNITED STATES OF AMERICA
Tungsten	Praxair	UNITED STATES OF AMERICA
Tungsten	Triumph Northwest	UNITED STATES OF AMERICA
Tungsten	Voss Metals Company, Inc.	UNITED STATES OF AMERICA
Tungsten	Wort Wayne Wire Die	UNITED STATES OF AMERICA
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM
Tungsten	Masan Tungsten Chemical LLC (MTC)	VIET NAM
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	VIET NAM